Exhibit 28




                                    GPU COMPANIES
                              EMPLOYEE SAVINGS PLAN FOR
                               NONBARGAINING EMPLOYEES

                       REPORT ON AUDITS OF FINANCIAL STATEMENTS
                                 for the years ended
                              December 31, 1996 and 1995


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